__________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
(Amendment No.1)
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 26, 2020
________________________________________________________________________________________________________________________
Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants:  Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.
Explanatory Note
As previously reported by the Evergy Companies in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 27, 2020, Mr. Terry Bassham, Director, President and Chief Executive Officer of the Evergy Companies informed the Boards of Directors of the Evergy Companies of his decision to retire from his positions with the Evergy Companies. In addition, as previously disclosed, and at the request of the Evergy Companies Boards of Directors, Mr. Bassham agreed to continue to serve as Director, President and Chief Executive Officer of the Evergy Companies until his successor is appointed.
Also, as previously reported by the Evergy Companies in a Current Report on Form 8-K filed with the SEC on December 8, 2020, the Evergy Companies’ Boards of Directors unanimously appointed Mr. David A. Campbell as the Evergy Companies’ President and Chief Executive Officer and as a member of the Boards of Directors, effective January 4, 2021. As a result, Mr. Terry Bassham will retire effective January 4, 2021.
This Form 8-K/A is being filed to provide updated information regarding compensatory matters with respect to Mr. Bassham and Mr. Campbell. This Form 8-K/A should be read in conjunction with the Current Reports on Form 8-K filed with the SEC on August 27, 2020 and December 8, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mr. Bassham is entitled to certain compensatory and health and welfare benefits in connection with his retirement on January 4, 2021. Mr. Bassham will be entitled to all accrued but unpaid compensation, including any payout under Evergy’s annual cash incentive plan. Any payout under the annual cash incentive plan will be based on actual performance and be paid at the same time as other payouts are made. In addition, Mr. Bassham holds 13,569 restricted shares, and 37,163 performance-based restricted stock units (at target), that were granted by the Great Plains Energy Incorporated Board of Directors in March 2018. Following the completion of the merger in June 2018 that resulted in the formation of Evergy, the Evergy Board of Directors established the provisions of Evergy’s standard incentive equity agreements, which provide that, if a grant recipient attains the age of 60 and has been employed by Evergy (or one of its predecessor companies) for ten or more years, a grant recipient will be entitled to pro rata vesting of equity awards, as opposed to the legacy Great Plains Energy Incorporated grants that contained forfeiture provisions and no similar qualified retirement provision. On December 16, 2020, the Evergy Board of Directors determined to treat Mr. Bassham’s 2018 incentive equity grants consistently with the 2019 and 2020 incentive equity grants. As a result, in connection with his retirement, neither immediate vesting nor immediate forfeiture will occur with respect to any incentive equity grants held by Mr. Bassham. Rather, the 2018 grants will vest in full, and the 2019 and 2020 grants will vest on a pro rata basis, in each case at the time the grants would otherwise vest. Any performance-based grants will vest based on actual satisfaction of performance conditions that were established on the grant dates for each incentive. Mr. Bassham is also eligible for standard post-retirement benefits, including retiree health insurance and retirement financial planning assistance.
In addition, as disclosed by the Evergy Companies on December 8, 2020, Mr. Campbell will enter into Evergy’s standard forms of change-in-control severance agreement and indemnification agreement and will participate in Evergy’s Executive Severance Plan. Mr. Campbell will also receive restricted stock awards that, subject to certain conditions, will vest in tranches on each of December 31, 2021, December 31, 2022 and December 31, 2023. The forms of the change-in-control severance agreement, indemnification agreement and restricted stock agreement are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the Executive Severance plan in attached as Exhibit 10.4, and each are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of David A. Campbell Change-in-Control Severance Agreement.
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to Evergy’s Form 10-Q for the quarter ended September 30, 2018).
10.3	Form of Time-Based Restricted Stock Award Agreement for David A. Campbell.
10.4	Evergy, Inc. Executive Severance Plan, dated November 6, 2019 (incorporated by reference to Exhibit 10.1 to Evergy’s Form 10-Q for the quarter ended September 30, 2019).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: December 22, 2020